SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549



                                  FORM 8-K



                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) July 3, 1996



                            CORNING INCORPORATED
           (Exact name of registrant as specified in its charter)



New York                                1-3247         16-0393470
(State or other jurisdiction            (Commission    (I.R.S. Employer
of incorporation)                       File Number)    Identification No.)



One Riverfront Plaza, Corning, New York                          14831
(Address of principal executive offices)                         (Zip Code)
(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events

As previously announced, in May 1996, Corning's Board of Directors approved a plan to distribute to its shareholders on a pro rata basis all of the shares of Corning Clinical Laboratories Inc. and Corning Pharmaceutical Services Inc. (the "Distributions"). The result of the plan will be the creation of two independent, publicly-owned (but as yet unnamed) companies. Corning has submitted to the Internal Revenue Service a request for a ruling that the Distributions will qualify as tax-free distributions under the Internal Revenue Code of 1986. The final terms of the Distributions, which are subject to approval by Corning's Board of Directors, will be set forth in registration statements to be filed with the Securities and Exchange Commission and in an Information Statement to be distributed to Corning's shareholders. The Distributions are expected to occur by the end of 1996.

As a result of the plan to distribute the clinical-laboratory and pharmaceutical-services businesses, Corning's consolidated financial statements will report these businesses, which comprised Corning's Health Care Services segment, as discontinued operations. Prior period consolidated financial statements will be restated accordingly to reflect the results of the Health Care Services segment as discontinued operations.
To provide a basis against which to evaluate 1996 quarterly results, the attached exhibits present the restated income statements and other analyses reflecting the Health Care Services segment as discontinued operations for the first quarter of 1996 and for each of the 1995 quarters. Income (loss) from operations of the discontinued businesses includes an allocation of Corning's interest expense based on the ratio of net assets of discontinued operations to Corning's consolidated net assets.

As previously reported on a Form 8-K dated February 15, 1996, Corning changed its accounting calendar, effective January 1, 1996 to make Corning's results more comparable with other companies and enable Corning to report results of certain subsidiaries on a more current basis. Corning did not restate its quarterly historical financial statements for this calendar change. To provide an additional basis against which to evaluate 1996 quarterly results, the attached exhibits also present management's pro forma estimates of 1995 quarterly results as if the calendar change had occurred at the beginning of 1995 and reflect the Health Care Services segment as discontinued operations.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

The followings exhibits are attached:

A1 -     1996 first quarter and 1995 quarters as reported
         Income statement

A2 -     1996 first quarter and 1995 quarters as reported
         Analysis of net income and EPS excluding unusual items

B1 -     1996 first quarter and 1995 quarters, restated for spin-offs
         Income statement

B2 - 1996 first quarter and 1995 quarters, restated for spin-offs Analysis of net income and EPS excluding unusual items

C1 - 1996 first quarter and 1995 quarters, restated for spin-offs and showing the pro forma impact of the calendar change
         Analysis of revenue, net income and EPS excluding unusual items


CORNING INCORPORATED AND SUBSIDIARY COMPANIES
(In millions, except per-share amounts)
EXHIBIT A1


                                          1996 AS REPORTED                   1995 AS REPORTED (13 PERIODS)
                                         ------------------         ------------------------------------------------
                                            Q1        TOTAL            Q1       Q2         Q3         Q4       TOTAL
                                         ----        ------         ----      ---        ----      -----      ------
REVENUES
  Net sales                              $1,352.6    $1,352.6       $1,116.1  $1,297.8   $1,568.8  $1,330.4   $5,313.1
  Royalty, interest and dividend income      8.8         8.8            6.9       8.7        9.1       8.3       33.0
                                         -------     -------        -------   -------    ------    -------    -------
                                         1,361.4     1,361.4        1,123.0   1,306.5    1,577.9   1,338.7    5,346.1
DEDUCTIONS
  Cost of sales                            873.2       873.2          713.6     816.5      988.5     867.4    3,386.0
  Selling, general and administrative
    expenses                               283.3       283.3          221.5     243.2      357.2     271.6    1,093.5
  Research and development expenses         46.1        46.1           38.6      41.2       53.7      46.2      179.7
  Provision for restructuring and
    other special charges                                                        67.0                            67.0
    Interest expense                        29.8        29.8           26.0      28.5       35.8      27.5      117.8
  Other, net                                 8.1         8.1           15.4       8.1        8.3       4.4       36.2
                                         ------      ------         -------   ------     -------   -------    -------

Income before taxes on income              120.9       120.9          107.9     102.0      134.4     121.6      465.9
Taxes on income                             44.8        44.8           39.9      33.3       42.2      39.3      154.7
                                         -------     -------        -------   -------    -------   -------    -------

Income before minority interest
  and equity earnings                       76.1        76.1           68.0      68.7       92.2      82.3      311.2
Minority interest in earnings of
  subsidiaries                             (12.5)      (12.5)         (11.3)    (18.2)     (23.8)    (13.5)     (66.8)
Dividends on convertible preferred
  securities of subsidiary                  (3.4)       (3.4)          (3.2)     (3.1)      (4.2)     (3.2)     (13.7)
Equity in earnings (losses) of
  associated companies:
    Other than Dow Corning Corporation      11.6        11.6            8.4      20.9       19.3      17.9       66.5
    Dow Corning Corporation                                            17.5    (365.5)                         (348.0)
                                         ------      ------         -------   -------    ------    -------    -------

NET INCOME                               $  71.8     $  71.8        $  79.4   $(297.2)   $  83.5   $  83.5    $ (50.8)
                                         =======     =======        =======   =======    =======   =======    =======

EARNINGS PER COMMON SHARE:
NET INCOME                               $  0.31     $  0.31        $  0.35   $  (1.32)  $  0.37   $   0.37   $ (0.23)
                                         =======     =======        =======   ========   =======   ========   =======

WEIGHTED AVERAGE SHARES OUTSTANDING        227.2       227.2          225.4     226.3      227.2     226.7      226.6
                                         =======     =======        =======   =======    =======   =======    =======



CORNING INCORPORATED AND SUBSIDIARY COMPANIES
(In millions, except per-share amounts)
EXHIBIT A2


                                          1996 AS REPORTED                   1995 AS REPORTED (13 PERIODS)
                                         ------------------         ------------------------------------------------
                                            Q1        TOTAL           Q1        Q2         Q3        Q4       TOTAL
                                         -----       ------         ----      ----       ----      ----       -----
- ----------------------------------------------------------------------------------------------------------------
NET INCOME
  Before Unusual Items and
    Dow Corning Corporation              $  71.8     $  71.8        $  61.9   $ 108.8    $  83.5   $  83.5    $ 337.7
                                         -------     -------        -------   -------    -------   -------    -------

    Dow Corning Corporation
      operating results                                                17.5                                      17.5
    Dow Corning Corporation
      special charges                                                          (365.5) (1)                     (365.5)
                                         ------      ------         ------    -------    ------    -------    -------
    Total Dow Corning Corporation                                      17.5    (365.5)                         (348.0)
                                         ------      ------         -------   -------    ------    -------    -------

    Before Unusual Items                    71.8        71.8           79.4    (256.7)      83.5      83.5      (10.3)
    Unusual items, excluding Dow Corning                                        (40.5) (2)                      (40.5)
                                         ------      ------         ------    -------     -----    -------    -------

NET INCOME (LOSS)                        $  71.8     $  71.8        $  79.4   $(297.2)   $  83.5   $  83.5    $ (50.8)
                                          =======     =======        =======   =======    =======   =======    =======

EARNINGS PER SHARE
  Before Unusual Items and
    Dow Corning Corporation              $  0.31     $  0.31        $  0.27   $   0.48   $  0.37   $   0.37   $  1.49

    Dow Corning Corporation
      operating results                                                0.08                                      0.08
    Dow Corning Corporation
      special charges                                                            (1.62) (1)                     (1.62)
                                         ------      ------         ------    --------    -----    -------    -------
    Total Dow Corning Corporation                                      0.08      (1.62)                         (1.54)
                                         ------      ------         -------   --------   ------    -------    -------

    Before Unusual Items                    0.31        0.31           0.35      (1.14)     0.37       0.37     (0.05)
    Unusual items, excluding
      Dow Corning                                                                (0.18) (2)                     (0.18)
                                         ------      ------         ------    --------    -----    -------    -------

NET INCOME (LOSS)                        $  0.31     $  0.31        $  0.35   $  (1.32)  $  0.37   $   0.37   $ (0.23)
                                         =======     =======        =======   ========   =======   ========   =======

WEIGHTED AVERAGE SHARES OUTSTANDING        227.2       227.2          225.4     226.3      227.2     226.7      226.6
                                         =======     =======        =======   =======    =======   =======    =======


(1)Reflects a charge to fully reserve Corning's investment in Dow Corning Corporation.
(2)Reflects a RESTRUCTURING charge associated with ongoing re-engineering efforts of $67 million ($40.5 after tax or $0.18 per share).


CORNING INCORPORATED AND SUBSIDIARY COMPANIES
(In millions, except per-share amounts)
EXHIBIT B1


                                      1996 RESTATED FOR SPINS
                                        (CALENDAR QUARTERS)               1995 RESTATED FOR SPINS (13 PERIODS)
                                       ----------------------       ------------------------------------------------
                                            Q1        TOTAL            Q1        Q2         Q3        Q4       TOTAL
                                         -----       ------         ----      ----       ----      ----       ------
REVENUES
  Net sales                              $ 837.6     $ 837.6        $ 632.2   $ 764.8    $1,045.6  $ 814.5    $3,257.1
  Royalty, interest and dividend income      8.0         8.0            6.4       8.2        8.3       7.7       30.6
                                         -------     -------        -------   -------    -------   -------    -------
                                           845.6       845.6          638.6     773.0    1,053.9     822.2    3,287.7
DEDUCTIONS
  Cost of sales                            517.0       517.0          392.4     474.8      645.0     520.4    2,032.6
  Selling, general and
    administrative expenses                158.4       158.4          116.1     124.9      172.8     142.4      556.2
  Research and development expenses         45.3        45.3           37.5      39.9       53.0      45.3      175.7
  Provision for restructuring and
    other special charges                                                        26.5                            26.5
  Interest expense                          17.7        17.7           14.8      16.8       21.2      16.5       69.3
  Other, net                                 7.1         7.1            7.9       1.8        8.0       3.6       21.3
                                         ------      ------         -------   -------    -------   -------    -------

Income before taxes on income              100.1       100.1           69.9      88.3      153.9      94.0      406.1
Taxes on income                             33.5        33.5           22.8      25.1       45.0      25.3      118.2
                                         -------     -------        -------   ------     -------   -------    -------
Income before minority interest
  and equity earnings                       66.6        66.6           47.1      63.2      108.9      68.7      287.9
Minority interest in earnings of
  subsidiaries                             (12.2)      (12.2)         (11.0)    (17.3)     (23.1)    (13.0)     (64.4)
Dividends on convertible preferred
  securities of subsidiary                  (3.4)       (3.4)          (3.2)     (3.1)      (4.2)     (3.2)     (13.7)
Equity in earnings (losses) of
  associated companies:
    Other than Dow Corning Corporation      11.6        11.6            8.4      21.0       19.5      17.8       66.7
    Dow Corning Corporation                                            17.5    (365.5)                         (348.0)
                                         ------      ------         -------   -------    ------    -------    -------

INCOME (LOSS) FROM CONTINUING OPERATIONS    62.6        62.6           58.8    (301.7)     101.1      70.3      (71.5)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS,
  NET OF INCOME TAXES                        9.2         9.2           20.6       4.5      (17.6)     13.2       20.7
                                         -------     -------        -------   -------    -------   -------    -------

NET INCOME (LOSS)                        $  71.8     $  71.8        $  79.4   $(297.2)   $  83.5   $  83.5    $ (50.8)
                                         =======     =======        =======   =======    =======   =======    =======

EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                    $  0.27     $  0.27        $  0.26   $  (1.34)  $  0.45   $   0.31   $ (0.32)

DISCONTINUED OPERATIONS                     0.04        0.04           0.09       0.02     (0.08)      0.06      0.09
                                         -------     -------        -------   --------   -------   --------   -------

NET INCOME (LOSS)                        $  0.31     $  0.31        $  0.35   $  (1.32)  $  0.37   $   0.37   $ (0.23)
                                         =======     =======        =======   ========   =======   ========   =======

WEIGHTED AVERAGE SHARES OUTSTANDING        227.2       227.2          225.4     226.3      227.2     226.7      226.6
                                         =======     =======        =======   =======    =======   =======    =======



CORNING INCORPORATED AND SUBSIDIARY COMPANIES
(In millions, except per-share amounts)
EXHIBIT B2


                                      1996 RESTATED FOR SPINS
                                        (CALENDAR QUARTERS)               1995 RESTATED FOR SPINS (13 PERIODS)
                                        ---------------------       ------------------------------------------------
                                            Q1        TOTAL            Q1        Q2         Q3        Q4       TOTAL
                                         -----       ------         ----      ----       ----      ----       ------
NET INCOME
  Before Unusual Items and
    Dow Corning Corporation              $  62.6     $  62.6        $  41.3   $  79.9    $ 101.1   $  70.3    $ 292.6
                                         -------     -------        -------   -------    -------   -------    -------

    Dow Corning Corporation
      operating results                                                17.5                                      17.5
    Dow Corning Corporation
      special charges                                                          (365.5) (1)                     (365.5)
                                         ------      ------         ------    -------    ------    -------    -------
    Total Dow Corning Corporation                                      17.5    (365.5)                         (348.0)
                                         ------      ------         -------   -------    ------    -------    -------
    Before Unusual Items                    62.6        62.6           58.8    (285.6)     101.1      70.3      (55.4)
    Unusual items, excluding Dow Corning                                        (16.1) (2)                      (16.1)
                                         ------      ------         ------    -------     -----    -------    -------

NET INCOME (LOSS) FROM
  CONTINUING OPERATIONS                     62.6        62.6           58.8    (301.7)     101.1      70.3      (71.5)

NET INCOME (LOSS) DISCONTINUED
  OPERATIONS                                 9.2         9.2           20.6       4.5 (3)  (17.6)     13.2       20.7
                                         -------     -------        -------   -------      -----   -------    -------

NET INCOME (LOSS)                        $  71.8     $  71.8        $  79.4   $(297.2)   $  83.5   $  83.5    $ (50.8)
                                         =======     =======        =======   =======    =======   =======    =======

EARNINGS PER SHARE
  Before Unusual Items and
    Dow Corning Corporation              $  0.27     $  0.27        $  0.18   $   0.35   $  0.45   $   0.31   $  1.29

    Dow Corning Corporation
      operating results                                                0.08                                      0.08
    Dow Corning Corporation
      special charges                                                            (1.62) (1)                     (1.62)
                                         ------      ------         ------    --------    -----    -------    -------
    Total Dow Corning Corporation                                      0.08      (1.62)                         (1.54)
                                         ------      ------         -------   --------   ------    -------    -------

    Before Unusual Items                    0.27        0.27           0.26      (1.27)     0.45       0.31     (0.25)
    Unusual items, excluding Dow Corning                                         (0.07) (2)                     (0.07)
                                         ------      ------         ------    --------    -----    -------    -------

NET INCOME (LOSS) FROM
  CONTINUING OPERATIONS                     0.27        0.27           0.26      (1.34)     0.45       0.31     (0.32)
  NET INCOME (LOSS) DISCONTINUED
  OPERATIONS                                0.04        0.04           0.09       0.02 (3) (0.08)      0.06      0.09
                                         -------     -------        -------   --------     -----       ----   -------

NET INCOME (LOSS)                        $  0.31     $  0.31        $  0.35   $  (1.32)  $  0.37   $   0.37   $ (0.23)
                                         =======     =======        =======   ========   =======   ========   =======

WEIGHTED AVERAGE SHARES OUTSTANDING        227.2       227.2          225.4     226.3      227.2     226.7      226.6
                                         =======     =======        =======   =======    =======   =======    =======



(1)Reflects a charge to fully reserve Corning's investment in Dow Corning Corporation.
(2)Reflects a RESTRUCTURING charge of $26.5 million ($16.1 million after tax or $0.07 per share).
(3)Includes a RESTRUCTURING charge of $40.5 million ($24.4 million after tax or $0.11 per share).



CORNING INCORPORATED AND SUBSIDIARY COMPANIES
(In millions, except per-share amounts)
EXHIBIT C1

                                      1996 RESTATED FOR SPINS              1995 PRO FORMA RESTATED FOR SPINS
                                        (CALENDAR QUARTERS)                       (CALENDAR QUARTERS)
                                       -----------------------      ------------------------------------------------
                                           Q1         TOTAL            Q1        Q2        Q3        Q4         TOTAL
                                         ---         ------         -----     ----       -----     ----       ------
REVENUES                                 $ 845.6     $ 845.6        $ 774.2   $ 810.1    $ 841.2   $ 862.2    $3,287.7
                                         =======     =======        =======   =======    =======   =======    ========
NET INCOME
  Before Unusual Items and Dow
    Corning Corporation                  $  62.6     $  62.6        $  56.5   $  80.3    $  84.3   $  71.5    $ 292.6
                                         -------     -------        -------   -------    -------   -------    -------

    Dow Corning Corporation
     operating results                                                 17.5                                      17.5
    Dow Corning Corporation special
     charges                                                                   (365.5) (1)                     (365.5)
                                         ------      ------         ------    -------    ------    -------    -------
    Total Dow Corning Corporation                                      17.5    (365.5)                         (348.0)
                                         ------      ------         -------   -------    ------    -------    -------

    Before Unusual Items                    62.6        62.6           74.0    (285.2)      84.3      71.5      (55.4)
    Unusual items, excluding
      Dow Corning                                                               (16.1) (2)                      (16.1)
                                         ------      ------         ------    -------          -----------    -------

NET INCOME (LOSS) FROM CONTINUING
  OPERATIONS                                62.6        62.6           74.0    (301.3)      84.3      71.5      (71.5)

NET INCOME (LOSS) DISCONTINUED
   OPERATIONS                                9.2         9.2           26.4       3.1 (3)  (21.3)     12.5       20.7
                                         -------     -------        -------   -------   ---------  -------    -------

NET INCOME (LOSS)                        $  71.8     $  71.8        $ 100.4   $(298.2)   $  63.0   $  84.0    $ (50.8)
                                         =======     =======        =======   =======    =======   =======    =======

EARNINGS PER SHARE
  Before Unusual Items and
    Dow Corning Corporation              $  0.27     $  0.27        $  0.25   $   0.35   $  0.38   $   0.31   $  1.29
    Dow Corning Corporation
      operating results                                                0.08                                      0.08
    Dow Corning Corporation
      special charges                                                            (1.62) (1)                     (1.62)
                                         ------      ------         ------    --------         -----------    -------
    Total Dow Corning Corporation                                      0.08      (1.62)                         (1.54)
                                         ------      ------         -------   --------   ------    -------    -------

    Before Unusual Items                    0.27        0.27           0.33      (1.27)     0.38       0.31     (0.25)
    Unusual items, excluding Dow Corning                                         (0.07) (2)                     (0.07)
                                         ------      ------         ------    --------         -----------    -------

NET INCOME (LOSS) FROM
  CONTINUING OPERATIONS                     0.27        0.27           0.33      (1.34)     0.38       0.31     (0.32)

NET INCOME (LOSS)
  DISCONTINUED OPERATIONS                   0.04        0.04           0.11       0.02 (3) (0.10)      0.06      0.09
                                         -------     -------        ------    --------     -----       ----      ----

NET INCOME (LOSS)                        $  0.31     $  0.31        $  0.44   $  (1.32)  $  0.28   $   0.37   $ (0.23)
                                         =======     =======        =======   ========   =======   ========   =======

WEIGHTED AVERAGE SHARES OUTSTANDING        227.2       227.2          225.6     226.4      227.1     227.2      226.6
                                         =======     =======        =======   =======    =======   =======    =======



(1)Reflects a charge to fully reserve Corning's investment in Dow Corning Corporation.
(2)Reflects a RESTRUCTURING charge of $26.5 million ($16.1 million after tax or $0.07 per share).
(3)Includes a RESTRUCTURING charge of $40.5 million ($24.4 million after tax or $0.11 per share).


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       CORNING INCORPORATED
                                                       Registrant



Date:  July 3, 1996                          By   /s/  KATHERINE A. ASBECK
                                                       Katherine A. Asbeck